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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): January 9, 1997




                         VOLT INFORMATION SCIENCES, INC.
             (Exact name of registrant as specified in its charter)

       New York                         1-9232                    13-5658129
(State or other jurisdiction         Commission File          (I.R.S. Employer
of incorporation)                       Number)              Identification No.)

1221 Avenue of the Americas, New York, New York                      10020
(Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code:               (212) 704-2400

                                 Not Applicable
(Former name, former address and former fiscal year, if changed since last report)
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Item 5.  Other Events

Volt announced the sale of its interest in its Brazilian Joint Venture, Telelistas, S.A., (Telelistas) to a Brazilian company affiliated with its Joint Venture Partner in an all cash transaction.

Volt received approximately $3 million in excess of its carrying value in TeleListas. Volt will continue to be a guarantor of certain TeleLista's obligations which mature over the next twelve months aggregating approximately $8.7 million, and, accordingly Volt has deferred recognition of any gain. The obligations to which Volt is guarantor are secured by the accounts receivable of Telelistas.


Item 7.  Financial Statements, Pro Forma Financial Information and
         Exhibits

(a)   Financial Statements:

      None

(b)   Pro Forma Financial Information:

      None

(c)   Exhibits:

      99.1 Company's Press Release dated January 9, 1997




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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                   VOLT INFORMATION SCIENCES, INC.
                                           (Registrant)



                           BY:  /s/JACK EGAN
                                --------------------------------
January 22, 1997                JACK  EGAN
                                Vice President - Corporate Accounting
                                (Principal Accounting Officer)






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                           Exhibit Index

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Exhibit No.                 Description                               Page No.
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
  99.1      Company's Press Release dated January 9, 1997                5
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